UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 16, 2021

MICT, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001- 35850	27-0016420
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

28 West Grand Avenue, Suite 3

Montvale, New Jersey 07645

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (201) 225-0190

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, par value $0.001 per share	MICT	The NASDAQ Capital Market

Item 2.02 Results of Operations and Financial Condition.

On August 16, 2021, MICT, Inc., or the Company, issued a press release announcing its financial results for the quarter ended June 30, 2021, and other financial information. On August 16, 2021, the Company posted to its website a presentation containing its financial results for the quarter ended June 30, 2021, as well as held an investor conference call discussing the financial results for the quarter ended June 30, 2021. Copies of the press release and, the presentation and the transcript of the investor conference call are furnished with this report as Exhibits 99.1, 99.2 and 99.3, respectively.

The information in this Current Report on Form 8-K (including Exhibits 99.1, 99.2 and 99.3) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release, dated August 16, 2021
99.2	Presentation dated August 16, 2021
99.3	Transcript of investor call held on August 16, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICT, Inc.

Date: August 16, 2021	By:	/s/ Darren Mercer
		Name:	Darren Mercer
		Title:	Chief Executive Officer

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